Exhibit 99.5

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  ATCOMM, INC.                                    Case No. 01-32123 SFC11
                                                        CHAPTER 11
                                                        MONTHLY OPERATING REPORT
                                                        (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

    MONTH ENDED:  Feb-02                                PETITION DATE: 08/15/01

3. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
     Dollar reported in $1
                        --

                                                                            End of Current       End of Prior     As of Petition
2.    Asset and Liability Structure                                             Month               Month             Filing
                                                                                -----               -----             ------
       a. Current Assets                                                        $   1,152,145      $  1,196,762
                                                                          -------------------- ------------------
       b. Total Assets                                                          $   1,847,579      $  1,906,559      $  2,199,153
                                                                          -------------------- ------------------ -----------------
       c. Current Liabilities                                                   $     932,030      $    828,884
                                                                          -------------------- ------------------
       d. Total Liabilities                                                     $   6,924,724      $  6,959,191      $  6,979,833
                                                                          -------------------- ------------------ -----------------

                                                                                                                      Cumulative
3.    Statement of Cash Receipts & Disbursements for Month                  Current Month        Prior Month        (Case to Date)
                                                                            -------------        -----------        --------------
       a. Total Receipts                                                        $     238,680      $    269,498      $  1,994,088
                                                                          -------------------- ------------------  ----------------
       b. Total Disbursements                                                   $     304,917      $    281,722      $  1,653,341
                                                                          -------------------- ------------------  ----------------
       c. Excess (Deficiency) of Receipts Over Disbursements (a - b)            $     (66,237)     $    (12,223)     $    340,747
                                                                          -------------------- ------------------  ----------------
       d. Cash Balance Beginning of Month                                       $     530,697      $    542,920      $    123,713
                                                                          -------------------- ------------------  ----------------
       e. Cash Balance End of Month (c + d)                                     $     464,460      $    530,697      $    464,460
                                                                          -------------------- ------------------  ----------------

                                                                                                                    Cumulative
                                                                            Current Month        Prior Month      (Case to Date)
                                                                            -------------        -----------      --------------
4.    Profit/(Loss) from the Statement of Operations                            $     (24,513)     $    (23,048)     $   (296,466)
                                                                          -------------------- ------------------  ----------------
5.    Accounts Receivables (Pre and Post Petition)                              $     174,662      $    170,191
                                                                          -------------------- ------------------
6.    Post-Petition Liabilities                                                 $     932,030      $    828,884
                                                                          -------------------- ------------------
7.    Past Due Post-Petition Account Payables (over 30 days)                    $          --      $         --
                                                                          -------------------- ------------------

At the end of this reporting month:                                                                  Yes                No
                                                                                                     ---                --
8.   Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors?  (if yes, attach listing including date
     of payment, amount of payment and name of payee)                                                                     x
                                                                                               ------------------  ----------------
9.   Have any payments been made to professionals?  (if yes, attach listing including
     date of payment, amount of payment, and name of payee)                                            x
                                                                                               ------------------  ----------------
10.  If the answer is yes to 8 or 9, were all such payments approved by the court?                     x
                                                                                               ------------------  ----------------
11.  Have any payments been made to officers, insiders, shareholders, relatives?(if yes, attach listing including date of payment, amount and reason for payment,
     and name of payee)                                                                                x
                                                                                               ------------------  ----------------
12.  Is the estate insured for replacement cost of assets and for general liability?                   x
                                                                                               ------------------  ----------------
13.  Are a plan and disclosure on file?                                                                                   x
                                                                                               ------------------------------------
14.  Was there any post-petition borrowing during this reporting period?                                                  x
                                                                                               ------------------  ----------------
15.  Check if paid: Post-petition taxes  yes;     U.S. Trustee Quarterly Fees  yes;  Check if filing is current for: Post-petition tax reporting and tax returns:  n/a.

    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:  3/18/02                           /s/ William H. Welling
       -------------------               ---------------------------------------
                                         William H. Welling, Chairman & CEO

                             STATEMENT OF OPERATIONS
                             (General Business Case)
                           For the Month ended 2/28/02

             Current Month - 2/28/02
---------------------------------------------------
                                                                                                       Cumulative      Next Month
     Actual          Forecast         Variance                                                        (Case to Date)     Forecast
     ------          --------         --------                                                        --------------     --------
                                                     Revenues:

$     261,971     $     300,000    $     (38,029)   1. Gross Sales                                  *$   1,814,914   $     300,000
--------------    --------------   --------------                                                    --------------  --------------
$          --     $          --    $          --    2. Less: Sales Returns & Allowances              $          --   $          --
--------------    --------------   --------------                                                    --------------  --------------
$     261,971     $     300,000    $     (38,029)   3. Net Sales                                     $   1,814,914   $     300,000
--------------    --------------   --------------                                                    --------------  --------------
$       6,616     $      15,000    $       8,384    4. Less: Cost of Goods Sold   (Schedule `B')    *$      95,433   $      10,000
--------------    --------------   --------------                                                    --------------  --------------
$     255,355     $     285,000    $     (29,645)   5. Gross Profit                                  $   1,719,481   $     290,000
--------------    --------------   --------------                                                    --------------  --------------
$         528     $         500    $          28    6. Interest                                      $       4,104   $         500
--------------    --------------   --------------                                                    --------------  --------------
$          --     $          --    $          --    7. Other Income:       Forgiveness of Debt       $      57,100   $          --
--------------    --------------   --------------                                                    --------------  --------------
$          --     $          --    $          --    8.                                               $          --   $          --
--------------    --------------   --------------      -------------------------------------------   --------------  --------------
$          --     $          --    $          --    9.                                               $          --   $          --
--------------    --------------   --------------      -------------------------------------------   --------------  --------------
$     255,884     $     285,500    $     (29,616)  10.     Total Revenues                            $   1,780,685   $     290,500
--------------    --------------   --------------                                                    --------------  --------------

                                                     Expenses:

$      29,419     $      30,000    $         581   11. Compensation to Owner(s)/Officer(s)           $     229,258   $      42,500
--------------    --------------   --------------                                                    --------------  --------------
$     102,777     $     110,000    $       7,223   12. Salaries                                      $     741,473   $     110,000
--------------    --------------   --------------                                                    --------------  --------------
$       5,903     $      10,000    $       4,097   13. Commissions                                  *$      47,741   $      10,000
--------------    --------------   --------------                                                    --------------  --------------
$          --     $          --    $          --   14. Contract Labor                                $          --   $          --
--------------    --------------   --------------                                                    --------------  --------------

                                                       Rent/Lease:

$          --     $          --    $          --   15.   Personal Property                           $          --   $          --
--------------    --------------   --------------                                                    --------------  --------------
$      11,291     $      11,000    $        (291)  16.   Real Property                               $      59,947   $      11,000
--------------    --------------   --------------                                                    --------------  --------------
$      25,646     $      35,000    $       9,354   17. Insurance                                    *$     229,996   $      35,000
--------------    --------------   --------------                                                    --------------  --------------
$          --     $          --    $          --   18. Management Fees                               $          --   $          --
--------------    --------------   --------------                                                    --------------  --------------
$      14,363     $      14,400    $          37   19. Depreciation                                  $      93,357   $      14,400
--------------    --------------   --------------                                                    --------------  --------------

                                                       Taxes:

$      11,679     $      15,000    $       3,321   20.   Employer Payroll Taxes                     *$      62,460   $      12,000
--------------    --------------   --------------                                                    --------------  --------------
$          --     $          --    $          --   21.   Real Property Taxes                         $          --   $          --
--------------    --------------   --------------                                                    --------------  --------------
$          --     $          --    $          --   22.   Other Taxes                                 $      18,600   $          --
--------------    --------------   --------------                                                    --------------  --------------
$          --     $          --    $          --   23. Other Selling                                 $      10,000   $          --
--------------    --------------   --------------                                                    --------------  --------------
$      50,849     $      40,000    $     (10,849)  24. Other Administrative                          $     282,528   $      50,000
--------------    --------------   --------------                                                    --------------  --------------
$       3,546     $       2,000    $      (1,546)  25. Interest                                     *$      28,059   $       2,000
--------------    --------------   --------------                                                    --------------  --------------
$          --     $          --    $          --   26. Other Expenses:     10Q Report                $      10,000   $          --
--------------    --------------   --------------                          -----------------------   --------------  --------------
$          --     $          --    $          --   27.                     2000 Tax Returns          $      12,116   $          --
--------------    --------------   --------------      -------------------------------------------   --------------  --------------
$          --     $          --    $          --   28.                                               $          --   $          --
--------------    --------------   --------------      -------------------------------------------   --------------  --------------
$          --     $          --    $          --   29.                                               $          --   $          --
--------------    --------------   --------------      -------------------------------------------   --------------  --------------
$          --     $          --    $          --   30.                                               $          --   $          --
--------------    --------------   --------------      -------------------------------------------   --------------  --------------
$          --     $          --    $          --   31.                                               $          --   $          --
--------------    --------------   --------------      -------------------------------------------   --------------  --------------
$          --     $          --    $          --   32.                                               $          --   $          --
--------------    --------------   --------------      -------------------------------------------   --------------  --------------
$          --     $          --    $          --   33.                                               $          --   $          --
--------------    --------------   --------------      -------------------------------------------   --------------  --------------
$          --     $          --    $          --   34.                                               $          --   $          --
--------------    --------------   --------------      -------------------------------------------   --------------  --------------
$     255,473     $     267,400    $      11,927   35.     Total Expenses                            $   1,825,535   $     286,900
--------------    --------------   --------------                                                    --------------  --------------
$         411     $      18,100    $     (17,689)  36. Subtotal                                      $     (44,849)  $       3,600
--------------    --------------   --------------                                                    --------------  --------------

                                                       Reorganization Items:
$(24,924)         $(40,000)        $15,076         37.   Professional Fees                           *$    (244,117)  $     (30,000)
--------------    --------------   --------------                                                     --------------  --------------
$          --     $          --    $          --   38.   Provisions for Rejected Executory Contracts  $          --   $          --
--------------    --------------   --------------                                                     --------------  --------------
$          --     $          --    $          --   39.   Interest Earned on Accumulated Cash from     $          --   $          --
--------------    --------------   --------------        Resulting Chp 11 Case                        --------------  --------------
$          --     $          --    $          --   40.   Gain or (Loss) from Sale of Equipment        $          --   $          --
--------------    --------------   --------------                                                     --------------  --------------
$          --     $          --    $          --   41  . U.S. Trustee Quarterly Fees                  $      (7,500)  $          --
--------------    --------------   --------------                               ------------------    --------------  --------------
$          --     $          --    $          --   42.                                                $          --   $          --
--------------    --------------   --------------      -------------------------------------------    --------------  --------------
$     (24,924)    $     (40,000)   $      15,076   43. Total Reorganization Items                     $    (251,617)  $     (30,000)
--------------    --------------   --------------                                                     --------------  --------------
$     (24,513)    $     (21,900)   $      (2,613)  44. Net Profit (Loss) Before Federal & State Taxes $    (296,466)  $     (26,400)
--------------    --------------   --------------                                                     --------------  --------------
$          --     $          --    $          --   45.   Federal & State Income Taxes                 $          --   $          --
--------------    --------------   --------------                                                     --------------  --------------
$     (24,513)    $     (21,900)   $      (2,613)  46. Net Profit (Loss)                              $    (296,466)  $     (26,400)
==============    ==============   ==============                                                     ==============  ==============

*See below for explanation of variance to Statement of Operations (For variances greater than +/- 10% Only):

1.   Gross sales is lower based on actual booking.

4. Cost of goods sold is lower due to variations in product mix and lower sales revenue.

13.  Commissions were lower due to lower sales revenue.

17. Insurance is lower due to the timing of the D&O policy renewal and premium billing.

20. Employer payroll taxes are lower since most employees reached the limit for FUTA in February 2002.

24.  Administrative expenses were underestimated.

25.  Interest expenses were underestimated.

37.  Professional fees were overestimated.

                                  BALANCE SHEET
                             (General Business Case)
                           For the Month ended 2/28/02

Assets

   Current Assets                              From Schedules  Market Value
   --------------                              --------------  ------------

1    Cash and cash equivalents - unrestricted                      $  464,460
                                                                   ----------
2    Cash and cash equivalents - restricted                        $       --
                                                                   ----------
3    Accounts receivable (net)                          A          $  174,662
                                                                   ----------
4    Inventory                                          B          $  360,516
                                                                   ----------
5    Prepaid expenses                                              $  129,629
                                                                   ----------
6    Professional retainers                                        $       --
                                                                   ----------
7    Other: Deposits                                               $   22,878
            ---------------------------------------                ----------
8                                                                  $       --
     ----------------------------------------------                ----------

9    Total Current Assets                                          $1,152,145
                                                                   ----------

   Property and Equipment (Market Value)

10   Real property                                      C          $       --
                                                                   ----------
11   Machinery and equipment                            D          $  604,976
                                                                   ----------
12   Furniture and fixtures                             D          $   90,458
                                                                   ----------
13   Office equipment                                   D          $       --
                                                                   ----------
14   Leasehold improvements                             D          $       --
                                                                   ----------
15   Vehicles                                           D          $       --
                                                                   ----------
16   Other:                                             D          $       --
                                                                   ----------
17                                                      D          $       --
     ----------------------------------------------                ----------
18                                                      D          $       --
     ----------------------------------------------                ----------
19                                                      D          $       --
     ----------------------------------------------                ----------
20                                                      D          $       --
     ----------------------------------------------                ----------

21                Total Property and Equipment                     $  695,434
                                                                   ----------

   Other Assets

22   Loan to shareholders                                          $       --
                                                                   ----------
23   Loans to affiliates                                           $       --
                                                                   ----------
24                                                                 $       --
     ----------------------------------------------                ----------
25                                                                 $       --
     ----------------------------------------------                ----------
26                                                                 $       --
     ----------------------------------------------                ----------
27                                                                 $       --
     ----------------------------------------------                ----------

28                Total Other Assets                               $       --
                                                                   ----------

29                Total Assets                                     $1,847,579
                                                                   ==========

NOTE:

The method used to estimate the market value of assets was familiarity with comparable market prices.

                             Liabilities and Equity
                             (General Business Case)

Liabilities From Schedules

  Post-Petition

   Current Liabilities
30   Salaries and wages                                                                        $     44,123
                                                                                               ------------
31   Payroll taxes                                                                             $         --
                                                                                               ------------
32   Real and personal property taxes                                                          $         --
                                                                                               ------------
33   Income taxes                                                                              $         --
                                                                                               ------------
34   Sales taxes                                                                               $         --
                                                                                               ------------
35   Notes payable (short term)                                                                $     13,439
                                                                                               ------------
36   Accounts payable (trade)                                                   A              $     88,992
                                                                                               ------------
37   Real property lease arrearage                                                             $         --
                                                                                               ------------
38   Personal property lease arrearage                                                         $         --
                                                                                               ------------
39   Accrued professional fees                                                                 $         --
                                                                                               ------------
40   Current portion of long-term post-petition debt (due within 12 mos)                       $         --
                                                                                               ------------
41   Other: Deferred Revenue                                                                   $    677,060
            -----------------------------------------------------------                        ------------
42          Additional Accruals                                                                $    108,416
     ------------------------------------------------------------------                        ------------
43                                                                                             $         --
     ------------------------------------------------------------------                        ------------

44     Total Current Liabilities                                                               $    932,030
                                                                                               ------------
45   Long-Term Post-Petition Debt, Net of Current Portion                                      $         --
                                                                                               ------------

46     Total Post-Petition Liabilities                                                         $    932,030
                                                                                               ------------
   Pre-Petition Liabilities (allowed amount)

47   Secured claims                                                             F              $         --
                                                                                               ------------
48   Priority unsecured claims                                                  F              $     28,000
                                                                                               ------------
49   General unsecured claims                                                   F              $  5,964,694
                                                                                               ------------

50     Total Pre-Petition Liabilities                                     (See Attachment 1)   $  5,992,694
                                                                                               ------------

51     Total Liabilities                                                                       $  6,924,724
                                                                                               ------------
   Equity (Deficit)

52   Retained Earnings/(Deficit) at time of filing                                             $(50,275,573)
                                                                                               ------------
53   Capital Stock                                                                             $     68,547
                                                                                               ------------
54   Additional paid-in capital                                                                $ 45,426,347
                                                                                               ------------
55   Cumulative profit/(loss) since filing of case                                             $   (296,466)
                                                                                               ------------
56   Post-petition contributions/(distributions) or (draws)                                    $         --
                                                                                               ------------
57                                                                                             $         --
     ------------------------------------------------------------------                        ------------
58   Market value adjustment                                                                   $         --
                                                                                               ------------
59     Total Equity (Deficit)                                                                  $ (5,077,145)
                                                                                               ------------
60     Total Liabililities and Equity (Deficit)                                                $  1,847,579
                                                                                               ============

                         SCHEDULES TO THE BALANCE SHEET
                             (General Business Case)

                                   Schedule A
                      Accounts Receivable and (Net) Payable

                                         Accounts Receivable            Accounts  Payable           Past Due
Receivables and Payables Agings          [Pre and Post Petition]         [Post Petition]       Post Petition Debt
                                         -----------------------         ---------------       ------------------

  0-30 Days                              $              143,544          $        88,992
                                         ----------------------          ---------------
  31-60 Days                             $               49,625          $            --
                                         ----------------------          ---------------
  61-90 Days                             $               13,791          $            --       $               --
                                         ----------------------          ---------------       ------------------
  91+ Days                               $              265,580          $            --
                                         ----------------------          ---------------
  Total accounts receivable/payable      $              472,541          $        88,992
                                         ----------------------          ---------------
  Allowance for doubtful accounts        $              297,879
                                         ----------------------
  Accounts receivable (net)              $              174,662
                                         ======================

                                   Schedule B
                          Inventory/Cost of Goods Sold


Types and Amount of Inventory(ies)                                   Cost of Goods Sold
----------------------------------                                   ------------------
                                         Inventory(ies)
                                           Balance at
                                          End of Month               Inventory Beginning of Month             $      370,131
                                          ------------               Add -                                    --------------
Retail/Restaurants -                                                   Net purchase
  Product for resale                                                   Direct labor
                                         ---------------               Manufacturing overhead
Distribution -                                                         Freight in
  Products for resale                                                  Others:
                                         ---------------               Raw Materials to Finished Goods        $       12,331
                                                                     ------------------------------------     --------------
                                                                     Conversion
Manufacturer -                                                       ------------------------------------
  Raw Materials                          $       210,248
                                         ---------------
  Work-in-progress                       $        21,632             Less -
                                         ---------------
  Finished goods                         $       128,636               Inventory End of Month                 $      360,516
                                         ---------------                                                      --------------
                                                                       Shrinkage                              $           --
                                                                                                              --------------
Other - Explain                          $            --               Liquidation of Inventory               $       15,331
                                         ---------------                                                      --------------
-----------------------                                                Reserve for obsolesce                  $           --
-----------------------                                                                                       --------------
                                                                     Cost of Goods Sold                       $        6,616
                                                                                                              --------------
TOTAL                                    $       360,516
                                         ---------------

Method of Inventory Control                                          Inventory Valuation Methods
Do you have a functioning perpetual inventory system?                Indicate by a checkmark method of inventory used.
                   Yes  x      No
                       ---        ---
How often do you take a complete physical inventory?                 Valuation methods -
                                                                       FIFO cost                          x
  Weekly                       ---                                     LIFO cost                         ---
  Monthly                      ---                                     Lower of cost or market           ---
  Quarterly                    ---                                     Retail method                     ---
  Semi-annually                ---                                     Other                             ---
  Annually                      x                                      Explain                           ---
                               ---
Date of last physical inventory was              11/30/01
                                                 --------            ----------------------------------------------------
Date of next physical inventory is               12/31/02
                                                 --------            ----------------------------------------------------

                                   Schedule C
                                  Real Property


Description                                           Cost          Market Value
                                                      ----          ------------

------------------------------------------------   ----------       ----------
------------------------------------------------   ----------       ----------
------------------------------------------------   ----------       ----------
------------------------------------------------   ----------       ----------
------------------------------------------------   ----------       ----------
------------------------------------------------   ----------       ----------
Total                                              $       --       $       --
                                                   ==========       ==========




                                   Schedule D
                            Other Depreciable Assets


Description                                           Cost        * Market Value
                                                      ----        --------------
Machinery & Equipment -
Computers, purchased software, network equipment   $  655,256       $  604,976
------------------------------------------------   ----------       ----------
------------------------------------------------   ----------       ----------
------------------------------------------------   ----------       ----------
------------------------------------------------   ----------       ----------
Total                                              $  655,256       $  604,976
                                                   ==========       ==========

Furniture & Fixtures -
Cubicles, workstations                             $  126,354       $   90,458
------------------------------------------------   ----------       ----------
------------------------------------------------   ----------       ----------
------------------------------------------------   ----------       ----------
------------------------------------------------   ----------       ----------
Total                                              $  126,354       $   90,458
                                                   ==========       ==========

Office Equipment -
------------------------------------------------   ----------       ----------
------------------------------------------------   ----------       ----------
------------------------------------------------   ----------       ----------
------------------------------------------------   ----------       ----------
Total                                              $       --       $       --
                                                   ==========       ==========

Leasehold Improvements -
------------------------------------------------   ----------       ----------
------------------------------------------------   ----------       ----------
------------------------------------------------   ----------       ----------
------------------------------------------------   ----------       ----------
Total                                              $       --       $       --
                                                   ==========       ==========

Vehicles -
------------------------------------------------   ----------       ----------
------------------------------------------------   ----------       ----------
------------------------------------------------   ----------       ----------
------------------------------------------------   ----------       ----------
Total                                              $       --       $       --
                                                   ==========       ==========

*Note: Market Value equals to Net Book Value (Liquidation value may be significantly lower)

                                   Schedule E
                          Aging of Post-Petition Taxes
                   (As of End of the Current Reporting Period)

Taxes Payable                             0-30 Days     31-60 Days      61-90 Days     91+ Days       Total
                                          ---------     ----------      ----------     --------       -----
Federal
                                            ------        ------          ------        ------        ------
   Income Tax Withholding
                                            ------        ------          ------        ------        ------
   FICA - Employee
                                            ------        ------          ------        ------        ------
   FICA - Employer
                                            ------        ------          ------        ------        ------
   Unemployment (FUTA)
                                            ------        ------          ------        ------        ------
   Income
                                            ------        ------          ------        ------        ------
   Other (Attach List)
                                            ------        ------          ------        ------        ------
Total Federal Taxes                         $   --        $   --          $   --        $   --        $   --
                                            ------        ------          ------        ------        ------
State and Local
                                            ------        ------          ------        ------        ------
   Income Tax Withholding
                                            ------        ------          ------        ------        ------
   Unemployment (UT)
                                            ------        ------          ------        ------        ------
   Disability Insurance (DI)
                                            ------        ------          ------        ------        ------
   Empl. Training Tax (ETT)
                                            ------        ------          ------        ------        ------
   Sales                                    $1,220        $   --          $   --        $   --        $1,220
                                            ------        ------          ------        ------        ------
   Excise
                                            ------        ------          ------        ------        ------
   Real property
                                            ------        ------          ------        ------        ------
   Personal property
                                            ------        ------          ------        ------        ------
   Income
                                            ------        ------          ------        ------        ------
   Other - Delaware Franchise Tax
                                            ------        ------          ------        ------        ------
Total State & Local Taxes                   $1,220        $   --          $   --        $   --        $1,220
                                            ------        ------          ------        ------        ------
Total Taxes                                 $1,220        $   --          $   --        $   --        $1,220
                                            ======        ======          ======        ======        ======


                                   Schedule F
                            Pre-Petition Liabilities


                                                      Claimed         Allowed
List Total Claims for Each Classification -           Amount          Amount(b)
-------------------------------------------           ------          ---------
Secured claims (a)
                                                  -------------      -----------
Priority claims other than taxes
                                                  -------------      -----------
Priority tax claims                               $      28,000
                                                  -------------      -----------
General unsecured claims*                         $   5,964,694
                                                  -------------      -----------



(a)  List total amount of claims even it under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation.As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in You that amount. believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you Should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                   Schedule G
                            Rental Income Information
                    Not applicable to General Business Cases

                                   Schedule H
                  Recapitulation of Funds Held at End of Month


                                             Account 1                Account 2            Account 3             Account 4
                                             ---------                ---------            ---------             ---------
Bank                                    Silicon Valley Bank       Silicon Valley Bank    Merrill Lynch         Merrill Lynch
                                        -----------------         ------------------     -------------         ----------------
Account Type                            DIP - Payroll             DIP - Operating        DIP - General         DIP - Restricted
                                        -----------------         ------------------     -------------         ----------------
Account No.                             3300275654                3300316743             632-07999             632-07A03
                                        -----------------         ------------------     -------------         ----------------
Account Purpose                         DIP - Payroll             DIP - Operating        DIP - General         DIP - Restricted
                                        -----------------         ------------------     -------------         ----------------
Balance, End of Month                   $           4,682         $           19,185     $     327,146         $         93,469
                                        -----------------         ------------------     -------------         ----------------



Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                                             Account 1                    Account 2            Account 3             Account 4
                                             ---------                    ---------            ---------             ---------
Bank                                    Fleet                     On Hand
                                        -----------------         ------------------
Account Type                            DIP - General             Petty Cash
                                        -----------------         ------------------
Account No.                             94475-90706
                                        -----------------         ------------------
Account Purpose                         DIP - General             Petty Cash
                                        -----------------         ------------------
Balance, End of Month                   $          19,448         $              530
                                        -----------------         ------------------


Total Funds on Hand for all Accounts    $         464,460
                                        =================
Cash on Balance Sheet                   $         464,460
                                        =================

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                Increase/(Decrease) in Cash and Cash Equivalents
                           For the Month Ended 2/28/02

                                                              Actual      Cumulative
                                                          Current Month  (Case to Date)
                                                          -------------  --------------
   Cash Receipts
 1   Rent/Leases Collected                                  $     --      $     --
                                                            ----------    ----------
 2   Cash Received from Sales                               $  222,821    $1,860,671
                                                            ----------    ----------
 3   Interest Received                                      $      528    $    3,094
                                                            ----------    ----------
 4   Borrowings                                             $     --      $     --
                                                            ----------    ----------
 5   Funds from Shareholders, Partners, or Other Insiders   $     --      $     --
                                                            ----------    ----------
 6   Capital Contributions                                  $     --      $     --
                                                            ----------    ----------
 7   Misc. Deposits                                         $     --      $   33,000
                                                            ----------    ----------
 8   Liquidation of Inventory                               $   15,331    $   97,323
                                                            ----------    ----------
 9                                                          $     --      $     --
     ---------------------------------------------          ----------    ----------
10                                                          $     --      $     --
     ---------------------------------------------          ----------    ----------
11                                                          $     --      $     --
     ---------------------------------------------          ----------    ----------
12   Total Cash Receipts                                    $  238,680    $1,994,088
     ---------------------------------------------          ----------    ----------

   Cash Disbursements
13   Payments for Inventory                                 $     --      $     --
                                                            ----------    ----------
14   Selling                                                $     --      $     --
                                                            ----------    ----------
15   Administrative                                         $  143,849    $  621,670
                                                            ----------    ----------
16   Capital Expenditures                                   $     --      $     --
                                                            ----------    ----------
17   Principal Payments on Debt                             $     --      $     --
                                                            ----------    ----------
18   Interest Paid                                          $     --      $     --
                                                            ----------    ----------
   Rent/Lease:
19       Personal Property                                  $     --      $     --
                                                            ----------    ----------
20       Real Property                                      $   11,291    $   83,241
                                                            ----------    ----------
   Amount Paid to Owner(s)/Officer(s)
21       Salaries                                           $   29,419    $  220,292
                                                            ----------    ----------
22       Draws                                              $     --      $     --
                                                            ----------    ----------
23       Commissions/Royalties                              $     --      $     --
                                                            ----------    ----------
24       Expense Reimbursements                             $     --      $     --
                                                            ----------    ----------
25       Other                                              $     --      $     --
                                                            ----------    ----------
26   Salaries/Commissions (less employee withholding)       $   73,507    $  440,228
                                                            ----------    ----------
27   Management Fees                                        $     --      $     --
                                                            ----------    ----------
     Taxes:
28       Employee Withholding                               $   35,172    $  224,198
                                                            ----------    ----------
29       Employer Payroll Taxes                             $   11,679    $   63,712
                                                            ----------    ----------
30       Real Property Taxes                                $     --      $     --
                                                            ----------    ----------
31       Other Taxes                                        $     --      $     --
                                                            ----------    ----------
32   Other Cash Outflows:                                   $     --      $     --
                                                            ----------    ----------
33                                                          $     --      $     --
         -----------------------------------------          ----------    ----------
34                                                          $     --      $     --
         -----------------------------------------          ----------    ----------
35                                                          $     --      $     --
         -----------------------------------------          ----------    ----------
36                                                          $     --      $     --
         -----------------------------------------          ----------    ----------
37                                                          $     --      $     --
         -----------------------------------------          ----------    ----------
38   Total Cash Disbursements:                              $  304,917    $1,653,341
                                                            ----------    ----------
39   Net Increase (Decrease) in Cash                        $  (66,237)   $  340,747
                                                            ----------    ----------
40   Cash Balance, Beginning of Period                      $  530,697    $  123,713
                                                            ----------    ----------
41   Cash Balance, End of Period                            $  464,460    $  464,460
                                                            ==========    ==========

                                      -34-